--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) August 13, 2002


                          Allied Waste Industries, Inc.
               (Exact name of registrant as specified in charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)


                 0-19285                                   88-0228636

        (Commission File Number)               (IRS Employer Identification No.)


15880 N. Greenway-Hayden Loop, Suite 100
           Scottsdale, Arizona                               85260
(Address of principal executive offices)                    (Zip Code)


        Registrant's telephone number, including area code (480) 627-2700

                                 Not Applicable
          (Former name or former address, if changed since last report)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Item 9.       Regulation FD Disclosure

On August 13, 2002, Allied Waste Inc. issued the press release provided herein.

Contact:
Michael Burnett
Vice President, Investor Relations
480-627-2785


                                                           FOR IMMEDIATE RELEASE
                                                           ---------------------


           ALLIED WASTE ANNOUNCES COMPLETION OF PRICEWATERHOUSECOOPERS
             RE-AUDIT OF 2001 FINANCIAL RESULTS WITH NO ADJUSTMENTS

                -- SEC's Review Completed With No Restatement --

                   Allied Waste CEO and CFO Have Signed the
                    Certification of Financial Statements


Scottsdale, AZ - August 13, 2002 - Allied Waste Industries, Inc. (NYSE: AW) ("Allied") today announced that its new independent auditing firm PricewaterhouseCoopers LLP ("PWC") provided the company with an unqualified opinion dated August 12, 2002. Such financial statements covered by PWC's report are unchanged from those financial statements that were previously issued and filed by Allied with the Securities and Exchange Commission ("SEC"). Allied anticipates filing on Form 8-K, the PWC audit opinion accompanied by Allied's financial statements for the year ended December 31, 2001 prior to August 20, 2002. Separately, Allied said the SEC's review of the company's 2001 Form 10-K, March 31, 2002 Form 10-Q and July 31, 2002 Form 8-K has been completed without further comment and without any requirement to restate or amend any previous filings.

As previously announced, Allied's Board of Directors, acting upon a recommendation of its Audit Committee, in June 2002 named PWC as the company's independent auditing firm replacing Arthur Andersen LLP. While the Arthur Andersen audit of the 2001 financial statements was comprehensive and complete and resulted in an unqualified opinion, in order to provide investors with additional confidence, Allied's management team subsequently requested PWC to re-audit the company's financial statements for 2001.

"We are pleased that PWC was able to complete its audit in such a timely fashion," said Tom Ryan, Executive Vice President and CFO. "This also speaks volumes to the capabilities of the Allied organization and our commitment to the integrity, objectivity and clarity in presentation of our financial statements. As we stated earlier this year in our annual report, we are committed to providing the markets with information on the company that we ourselves would appreciate as investors."

The sworn statements attesting to the accuracy and completeness of the company's most recent financial reports have been signed by Tom Van Weelden, Allied's Chairman and CEO and Mr. Ryan and will be filed with the SEC on August 14, 2002, concurrent with the filing of its second quarter Form 10-Q.

Allied Waste Industries, Inc., a leading waste services company, provides collection, recycling and disposal services to residential, commercial and industrial customers in the United States. As of June 30, 2002, the Company operated 342 collection companies, 169 transfer stations, 167 active landfills and 65 recycling facilities in 39 states.

Safe Harbor for Forward-Looking Statements
Certain matters discussed in this press release are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve risks and uncertainties which could cause actual results to differ materially including, without limitation, (1) continuing weakness in the U.S. economy in 2002 may cause a decline in the demand for the Company's services (particularly in the commercial and industrial sectors), a decline in the price of commodities sold by the Company, increased competitive pressure on pricing and generally make it more difficult for the Company to predict economic trends; (2) the Company may be impeded in the successful integration of acquired businesses and its market development efforts; (3) a change in interest rates or a reduction in the Company's cash flow could impair the Company's ability to service and reduce its debt obligations; (4) volatility in interest rates may, among other things, affect earnings due to possible mark to market changes on certain interest rate hedges; (5) divestitures by the Company may not raise funds exceeding financing needed for acquisitions in 2002; and (6) severe weather conditions could impair the Company's operating results.

Other factors which could materially affect such forward-looking statements can be found in the Company's periodic reports filed with the Securities and Exchange Commission, including risk factors detailed in Management's Discussion and Analysis in Allied's Form 10-K for the year ended December 31, 2001. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Allied Waste Industries, Inc., has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          ALLIED WASTE INDUSTRIES, INC.

                             By: /s/ THOMAS W. RYAN
       ------------------------------------------------------------------
                                 Thomas W. Ryan
              Executive Vice President and Chief Financial Officer
                          (Principal Financial Officer)




Date:  August 13, 2002